EXHIBIT 32.1
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                              FAB INDUSTRIES TRUST

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fab Industries Trust (the "Trust") on Form 10-Q for the period ending May 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Samson Bitensky, Trustee and principal executive officer of the Trust, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


August 11, 2005

                                             By:  /s/ Samson Bitensky
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                                                  Samson Bitensky, Trustee
                                                  (principal executive officer)